NAVISTAR INTERNATIONAL CORPORATION

Exhibit 10.35

Board of Directors Resolutions

     WHEREAS, the current annual retainer paid to non-employee Directors of the Corporation is $50,000;

     WHEREAS, one-fourth of the annual retainer to non-employee Directors is paid in the form of restricted shares of the Corporation’s common stock, pursuant to a formula plan that was approved by the shareholders of the Corporation effective January 1, 1996 (the “Restricted Stock Plan”); and

     WHEREAS, the Board of Directors wishes to increase the annual retainer paid to non-employee directors to $60,000 and amend the Restricted Stock Plan to provide that the Plan will expire on December 31, 2005.

     RESOLVED, that the Board of Directors hereby increases the annual retainer paid to non-employee directors to $60,000, effective October 1, 2003; and

     FURTHER RESOLVED, that the Board of Directors hereby amends the non-employee Director Restricted Stock Plan to provide that the Plan shall expire on December 31, 2005.

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